SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: February 22, 2005


                          ActiveCore Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

                  Nevada                                    000-30397                                65-6998896
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       (State or other jurisdiction                        (Commission                             (IRS Employer
             of incorporation)                             File Number)                          Identification No.)
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                        156 Front Street West, Suite 210
                            Toronto, Ontario, M5J 2L6
                    (Address of principal executive offices)

                                 (416)-252-6200
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

Section 8 - Other Events

On February 22, 2005 the company issued a press release with respect to the proposed acquisition of Cratos Technology Solutions Limited and as a result would be performing a reverse split of its shares on a 10:1 ratio. Concurrently the company indicated that it has applied for a change of name to ActiveCore Technologies, Inc. from IVP Technology Corporation and that there would likely be a symbol change.


ITEM 7.  EXHIBITS

Exhibit Number      Description
10.1                Copy of Press Release
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 22, 2005                     ActiveCore Technologies, Inc.


                                               By:   /s/ Peter J. Hamilton
                                                     ------------------------
                                               Name: Peter J. Hamilton
                                               Its:  President and CEO

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